May 1, 2018
Guardian Portfolio
SUMMARY PROSPECTUS
Class S
The Fund is offered to certain life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts (each, a “variable contract”) and to certain qualified pension and other retirement plans (each, a “qualified plan”). Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/amtportfolios/s. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated May 1, 2018 (as each may be amended or supplemented), are incorporated herein by reference.
GOAL
The Fund seeks long-term growth of capital; current income is a secondary goal.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. These tables do not reflect any fees and expenses charged by your insurance company under your variable contract or by your qualified plan. If the tables did reflect such fees and expenses, the overall expenses would be higher than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.85
Distribution and/or shareholder service (12b-1) fees	0.25
Other expenses	0.35
Total annual operating expenses	1.45
Fee waiver and/or expense reimbursement	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	1.26
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.25% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Expenses	$128	$400	$735	$1,683
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goals, the Fund invests mainly in common stocks of companies across all market capitalizations.

Guardian Portfolio	May 1, 2018

The Portfolio Managers employ a research driven approach to stock selection, with a long term perspective that combines both quantitative analysis and qualitative judgment. They look for what they believe to be attractive businesses led by strong management teams with a track record of success at compelling valuations. The Portfolio Managers generally intend to invest in companies which they believe are undervalued. Their investment process involves applying a valuation framework that seeks to identify investments that exhibit a demonstrated ability to produce profits that exceed the cost of capital. This measurement is known as Economic Value Added. Additionally, they may employ other traditional valuation methods including: price to earnings, enterprise value to EBITDA, discounted cash flows or sum-of-the-parts analyses.
Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.
The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks, to attempt to enhance returns. The Fund will only sell (write) call options on individual stocks if it simultaneously holds an equivalent position in the stock underlying the option (“covered call option”).
The Fund seeks to reduce risk by investing across many companies, sectors and industries. However, at times, the Portfolio Managers may emphasize certain sectors or industries that they believe may benefit from current market or economic trends.
The Portfolio Managers follow a disciplined selling strategy that utilizes a process analyzing macroeconomic and/or security-specific circumstances, and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the stock market, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund's investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
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The Fund's portfolio may contain fewer securities than the portfolios of other mutual funds, which increases the risk that the value of the Fund could go down because of the poor performance of one or a few investments.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.
When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying security.
If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the amount of the premium paid and the use of those funds.
Recent Market Conditions. Some countries, including the U.S., are considering or pursuing the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a further “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
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In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time and could negatively affect the economies of even those countries that implement the protectionist policies.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund's investment strategy. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '09, 15.52%
Worst quarter:    Q4 '08, -25.57%
average annual total % returns as of 12/31/17
Guardian Portfolio	1 Year	5 Years	10 Years
Class S	24.73	14.20	7.42
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	8.50
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Charles Kantor (Managing Director of the Manager) and Marc Regenbaum (Managing Director of the Manager). Mr. Kantor has managed the Fund since October 2015, and Mr. Regenbaum joined as an Associate Portfolio Manager in February 2017.
Buying and Selling Shares
The Fund is designed as a funding vehicle for certain variable contracts and qualified plans. Because shares of the Fund are held by the insurance companies or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan administrator for matters involving allocations to the Fund.
When shares of the Fund are bought and sold, the share price is the Fund’s net asset value per share. When shares are bought or sold, the share price will be the next share price calculated after the order has been received in proper form. Shares of the Fund may be purchased or redeemed (sold) on any day the New York Stock Exchange is open.
Tax Information
Distributions made by the Fund to an insurance company separate account or a qualified plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan, ordinarily do not cause the contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to the applicable separate account or qualified plan and the holders of the contracts or plan participants, respectively.
Payments to Financial Intermediaries
Neuberger Berman BD LLC and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services to current and prospective variable contract owners and qualified plan
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participants who choose the Fund as an investment option. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment or make the Fund available to their current or prospective variable contract owners and qualified plan participants. Ask your financial intermediary or visit its website for more information.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

Guardian Portfolio	May 1, 2018

SEC File Number: 811-4255
K0045 05/18